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                                                                  EXHIBIT 24


                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of HARTMARX CORPORATION, a Delaware corporation, do hereby constitute and appoint WALLACE L. RUECKEL and MARY D. ALLEN, or either of them, his true and lawful attorney in fact and agent, with full power and authority of substitution and resubstitution, to sign in the name and on behalf of the undersigned, as directors and officers of said corporation, the corporation's FORM 10-K Annual Report, and any and all subsequent amendments thereto, and to file the same or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and do hereby grant unto each said attorney in fact and agent full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or either of them might or could do in person, hereby ratifying and confirming all that each said attorney in fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney this 10th day of January, 1995.



- ------------------------------              ----------------------------------
    ELBERT O. HAND                                 HOMI B. PATEL
 Chairman, Chief Executive                   President, Chief Operating
    Officer, Director                            Officer, Director


______________________________              ----------------------------------
  A. ROBERT ABBOUD, Director                   CHARLES K. OLSON, Director


______________________________              ----------------------------------
  LETITIA BALDRIGE, Director                   TALAT M. OTHMAN, Director


______________________________              ----------------------------------
  JEFFREY A. COLE, Director                    STUART L. SCOTT, Director


______________________________              ----------------------------------
  RAYMOND F. FARLEY, Director                  SAM F. SEGNAR, Director


______________________________              ----------------------------------
  DONALD P. JACOBS, Director                       WALLACE L. RUECKEL
                                                Executive Vice President,
                                              Principal Financial Officer


______________________________              ----------------------------------
  MILES L. MARSH, Director                        GLENN R. MORGAN
                                                Sr. Vice President
                                             Principal Accounting Officer

______________________________
  CHARLES MARSHALL, Director